SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                       Date of Report - September 25, 2003
                       -----------------------------------
                        (Date of Earliest Event Reported)



                              EQUITY ONE ABS, INC.
     ----------------------------------------------------------------------
     (as depositor under a certain Pooling and Servicing Agreement dated as of March 31, 2003, providing for the issuance of Mortgage
                   Pass-Through Certificates, Series 2003-2)
             (Exact Name of Registrant as specified in its charter)



        Delaware                   333-81506-06               52-2029487
------------------------       ---------------------     -----------------------
(State of Incorporation)       (Commission File No.)     (IRS Employer I.D. No.)


     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
     -----------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:   (302) 478-6160

Item 5.  Other Events.
---------------------

     Attached hereto as Annex A is a copy of the Statement to Certificateholders sent to Class AF-1, AF-2, AF-3, AF-4, AF-5, AV-1, M-1, M-2, M-3 and B Certificateholders with respect to the September 25, 2003 Distribution Date.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        EQUITY ONE ABS, INC.



                                        By:/s/ James H. Jenkins
                                           -------------------------------------
                                           James H. Jenkins,
                                           Senior Vice President and CFO


Dated:  September 29, 2003

                                                                         ANNEX A

--------------------------------------------------------------------------------
     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2003-2
                        Statement to Certificateholders
                               September 25, 2003
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                DISTRIBUTION IN DOLLARS
--------------------------------------------------------------------------------------------------------------------
            ORIGINAL      BEGINNING                                                                      ENDING
             FACE         PRINCIPAL                                                 REALIZED DEFERRED  PRINCIPAL
CLASS        VALUE         BALANCE        PRINCIPAL     INTEREST           TOTAL     LOSSES  INTEREST   BALANCE
--------------------------------------------------------------------------------------------------------------------
AF1      108,000,000.00   91,418,918.41   7,291,621.18     94,466.22   7,386,087.40    0.00    0.00    84,127,297.23
AF2       25,000,000.00   25,000,000.00           0.00     50,166.67      50,166.67    0.00    0.00    25,000,000.00
AF3       49,000,000.00   49,000,000.00           0.00    121,520.00     121,520.00    0.00    0.00    49,000,000.00
AF4       23,000,000.00   23,000,000.00           0.00     78,602.50      78,602.50    0.00    0.00    23,000,000.00
AF5       17,847,000.00   17,847,000.00           0.00     74,734.31      74,734.31    0.00    0.00    17,847,000.00
AV1      198,338,000.00  185,876,447.95   4,417,956.04    225,684.99   4,643,641.03    0.00    0.00   181,458,491.91
M1        32,592,000.00   32,592,000.00           0.00    137,158.00     137,158.00    0.00    0.00    32,592,000.00
M2        26,324,000.00   26,324,000.00           0.00    124,117.66     124,117.66    0.00    0.00    26,324,000.00
M3        11,282,000.00   11,282,000.00           0.00     62,060.40      62,060.40    0.00    0.00    11,282,000.00
B         10,027,000.00   10,027,000.00           0.00     33,328.63      33,328.63    0.00    0.00    10,027,000.00
R                  0.00            0.00           0.00          0.00           0.00    0.00    0.00             0.00
--------------------------------------------------------------------------------------------------------------------
TOTALS   501,410,000.00  472,367,366.36  11,709,577.22  1,001,839.38  12,711,416.60    0.00    0.00   460,657,789.14
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
X        501,535,759.31  480,750,171.92           0.00          5.82           5.82    0.00    0.00   471,028,027.62
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------  ----------------------
                                FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                   PASS-THROUGH RATES
--------------------------------------------------------------------------------------------  ----------------------
                                                                                                        CURRENT
                       BEGINNING                                                  ENDING                  RATE
CLASS   CUSIP          PRINCIPAL       PRINCIPAL     INTEREST      TOTAL         PRINCIPAL     CLASS   PASS-THRU
--------------------------------------------------------------------------------------------  ----------------------
AF1     294751CB6      846.47146676 67.51501093    0.87468722  68.38969815     778.95645583     AF1     1.200000 %
AF2     294751CC4    1,000.00000000  0.00000000    2.00666680   2.00666680   1,000.00000000     AF2     2.408000 %
AF3     294751CD2    1,000.00000000  0.00000000    2.48000000   2.48000000   1,000.00000000     AF3     2.976000 %
AF4     294751CE0    1,000.00000000  0.00000000    3.41750000   3.41750000   1,000.00000000     AF4     4.101000 %
AF5     294751CF7    1,000.00000000  0.00000000    4.18749986   4.18749986   1,000.00000000     AF5     5.025000 %
AV1     294751CG5      937.17012348 22.27488449    1.13788074  23.41276523     914.89523899     AV1     1.410000 %
M1      294751CH3    1,000.00000000  0.00000000    4.20833333   4.20833333   1,000.00000000     M1      5.050000 %
M2      294751CJ9    1,000.00000000  0.00000000    4.71500000   4.71500000   1,000.00000000     M2      5.658000 %
M3      294751CK6    1,000.00000000  0.00000000    5.50083319   5.50083319   1,000.00000000     M3      6.601000 %
B       294751CL4    1,000.00000000  0.00000000    3.32388850   3.32388850   1,000.00000000     B       3.860000 %
--------------------------------------------------------------------------------------------  ----------------------
TOTALS                 942.07807256 23.35329814    1.99804428  25.35134241     918.72477442     X       0.000000 %
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------  ----------------------
X             N/A      958.55612087  0.00000000    0.00001160   0.00001160     939.17137288
--------------------------------------------------------------------------------------------  ----------------------

--------------------------------------------------------------------------------
          IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT,
                 PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                   RYAN VAUGHN
              JPMorgan Chase Bank - Structured Finance Services ny
                             4 NEW YORK PLAZA FLR 6,
                            New York, New York 10004
                   Tel: (212) 623-4483 / Fax: (212) 623-5930
                             Email: /JPMCHASE@CHASE
--------------------------------------------------------------------------------

JPMORGAN           Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.
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     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2003-2
                               September 25, 2003
--------------------------------------------------------------------------------

Sec. 4.03(a)(i)         Funds Allocable to Certificate Principal

                                Group I Scheduled Principal           277,076.10
                                Group I Curtailments                   30,699.15
                                Group I Prepayments                 5,746,260.00
                                Group I Liquidation Proceeds                0.00

                                Group II Scheduled Principal          139,094.13
                                Group II Curtailments                   5,519.26
                                Group II Prepayments                3,523,495.66
                                Group II Liquidation Proceeds               0.00

                                Extra Principal Distribution Amount 1,987,432.92

Sec. 4.03 (a)(ii)       Interest Distribution Amounts

                                Interest Distribution - AF-1           94,466.22
                                Unpaid Interest - AF-1                      0.00
                                Remaining Unpaid Interest - AF-1            0.00

                                Interest Distribution - AF-2           50,166.67
                                Unpaid Interest - AF-2                      0.00
                                Remaining Unpaid Interest - AF-2            0.00

                                Interest Distribution - AF-3          121,520.00
                                Unpaid Interest - AF-3                      0.00
                                Remaining Unpaid Interest - AF-3            0.00

                                Interest Distribution - AF-4           78,602.50
                                Unpaid Interest - AF-4                      0.00
                                Remaining Unpaid Interest - AF-4            0.00

                                Interest Distribution - AF-5           74,734.31
                                Unpaid Interest - AF-5                      0.00
                                Remaining Unpaid Interest - AF-5            0.00

                                Interest Distribution - AV-1          225,684.99
                                Unpaid Interest - AV-1                      0.00
                                Remaining Unpaid Interest - AV-1            0.00

                                Interest Distribution - M-1           137,158.00
                                Unpaid Interest - M-1                       0.00
                                Remaining Unpaid Interest - M-1             0.00

                                Interest Distribution - M-2           124,117.66
                                Unpaid Interest - M-2                       0.00
                                Remaining Unpaid Interest - M-2             0.00

JPMORGAN           Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.
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--------------------------------------------------------------------------------
     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2003-2
                               September 25, 2003
--------------------------------------------------------------------------------

                                Interest Distribution - M-3            62,060.40
                                Unpaid Interest - M-3                       0.00
                                Remaining Unpaid Interest - M-3             0.00

                                Interest Distribution - B              33,328.63
                                Unpaid Interest - B                         0.00
                                Remaining Unpaid Interest - B               0.00

Sec. 4.03(a)(iii)       Available Funds Shortfall

                                Class AF-1 Available Funds Shortfall        0.00
                                Class AF-2 Available Funds Shortfall        0.00
                                Class AF-3 Available Funds Shortfall        0.00
                                Class AF-4 Available Funds Shortfall        0.00
                                Class AF-5 Available Funds Shortfall        0.00
                                Class AV-1 Available Funds Shortfall        0.00
                                Class M-1 Available Funds Shortfall         0.00
                                Class M-2 Available Funds Shortfall         0.00
                                Class M-3 Available Funds Shortfall         0.00
                                Class B Available Funds Shortfall           0.00

Sec. 4.03(a)(v)         Pool Principal Balances

                                Group I Beginning Pool Balance    291,485,937.23
                                Group I Ending Pool Balance       285,431,901.98
                                Group II Beginning Pool Balance   189,264,234.69
                                Group II Ending Pool Balance      185,596,125.64
                                Total Beginning Pool Balance      480,750,171.92
                                Total Ending Pool Balance         471,028,027.62

Sec. 4.03(a)(vi)        Servicing Fee

                                Group I Servicing Fee                 121,452.47
                                Group II Servicing Fee                 78,860.10

Sec. 4.03(a)(viii)      Delinquency Advances

                                Group I Delinquency Advances Included
                                  in Current Distribution              45,521.93
                                Group I Recouped Advances Included in
                                  Current Distribution                      0.00
                                Group I Aggregate Amount of Advances
                                  Outstanding                         336,458.88
                                Group II Delinquency Advances Included
                                  in Current Distribution                   0.00
                                Group II Recouped Advances Included in
                                  Current Distribution                  4,279.09
                                Group II Aggregate Amount of Advances
                                  Outstanding                         271,073.83

JPMORGAN           Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.
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     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2003-2
                               September 25, 2003
--------------------------------------------------------------------------------

Section 4.03(a)(ix) A   Group I and Group II Loans Delinquent

                        --------------------------------------------------------
                                                Group 1
                        --------------------------------------------------------
                         Period        Number   Principal Balance     Percentage
                         0-30 days      297     31,618,480.01           11.08 %
                        31-60 days       26      1,981,621.96            0.69 %
                        61-90 days       10        763,159.00            0.27 %
                         91+days          3        167,552.36            0.06 %
                         Total          336     34,530,813.33           12.10 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 2
                        --------------------------------------------------------
                         Period        Number   Principal Balance     Percentage
                         0-30 days       169    20,378,391.12           10.98 %
                        31-60 days        12     1,227,212.27            0.66 %
                        61-90 days        14     1,533,596.76            0.83 %
                         91+days           3       330,046.29            0.18 %
                          Total          198    23,469,246.44           12.65 %
                        --------------------------------------------------------

Sec. 4.03 (a)(ix) B     Group I and Group II Loans in Foreclosure


                        --------------------------------------------------------
                                                Group 1
                        --------------------------------------------------------
                        Number          Principal Balance         Percentage
                          10            1,175,348.55                 0.41 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 2
                        --------------------------------------------------------
                        Number          Principal Balance         Percentage
                          9                 842,603.45               0.45 %
                        --------------------------------------------------------

Sec. 4.03(a)(x),(xi)    Group I and Group II Loans in REO

                        --------------------------------------------------------
                                                Group 1
                        --------------------------------------------------------
                        Number          Principal Balance         Percentage
                          0                     0.00                 0.00 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 2
                        --------------------------------------------------------
                        Number          Principal Balance         Percentage
                          0                     0.00                 0.00 %
                        --------------------------------------------------------

                                Market Value of Group I REO Loans           0.00
                                Market Value of Group II REO Loans          0.00

Sec. 4.03(a)(xii)       Aggregate Stated Principal Balance of the
                          Three Largest Loans

                                Group I Three Largest Loans         1,437,061.92
                                Group II Three Largest Loans        1,215,294.80

Sec. 4.03(a)(xiii)      Net WAC Cap Carryover

                                Class AF-1 Net WAC Cap Carryover Amounts
                                  Due                                       0.00
                                Class AF-1 Net WAC Cap Carryover Amounts
                                  Paid                                      0.00

JPMORGAN           Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.
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--------------------------------------------------------------------------------
     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2003-2
                               September 25, 2003
--------------------------------------------------------------------------------

                                Class AF-1 Net WAC Cap Carryover
                                  Remaining Amounts Due                     0.00
                                Class AV-1 Net WAC Cap Carryover
                                  Amounts Due                               0.00
                                Class AV-1 Net WAC Cap Carryover
                                  Amounts Paid                              0.00
                                Class AV-1 Net WAC Cap Carryover
                                  Remaining Amounts Due                     0.00
                                Class B Net WAC Cap Carryover Amounts Due 0.00 Class B Net WAC Cap Carryover Amounts Paid 0.00 Class B Net WAC Cap Carryover Remaining
                                  Amounts Due                               0.00

Sec. 4.03(a)(xiv)       Aggregate Principal Balance of Balloon Loans
                          with Original Terms <= 36 Months and 60+
                          Contractually Past Due

                                Group I Aggregate Principal Balance of
                                  Balloon Loans                             0.00
                                Group II Aggregate Principal Balance
                                  of Balloon Loans                          0.00

Sec. 4.03 (a)(xv),      Realized Losses
(xxii)
                                Group I Current Period Realized Losses      0.00
                                Group I Cumulative Realized Losses          0.00
                                Group II Current Period Realized Losses     0.00
                                Group II Cumulative Realized Losses         0.00

Sec. 4.03 (a)(xvi)      Reserve Fund

                                Beginning Balance of Reserve Fund           0.00
                                Funds Withdrawn From Reserve Fund
                                  For Distribution                          0.00
                                Funds Deposited to Reserve Fund             0.00
                                Ending Balance of Reserve Fund              0.00

Sec. 4.03 (a)(xvii)     Number of Loans Repurchased

                                Group I Number of Loans Repurchased         0.00
                                Group II Number of Loans Repurchased        0.00

Sec. 4.03 (a)(xviii)    Weighted Average Mortgage Rate of Outstanding
                          Loans (as of first day of related Due Period)

                                Group I Weighted Average Mortgage Rate      8.05
                                Group II Weighted Average Mortgage Rate     7.89

Sec. 4.03 (a)(xix)      Weighted Average Remaining Term of Outstanding Loans

                                Group I Weighted Average Remaining Term   287.00
                                Group II Weighted Average Remaining Term  354.00

Sec. 4.03 (a)(xx),      Overcollateralization Amounts
(xxi),(xxiii)
                                Overcollateralization Amount       10,370,238.48
                                Overcollateralization Target
                                  Amount                           20,061,430.37
                                Overcollateralization Release Amount        0.00
                                Overcollateralization Deficiency
                                  Amount                            9,691,191.89

JPMORGAN           Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.
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     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2003-2
                               September 25, 2003
--------------------------------------------------------------------------------

Sec. 4.03 (a)(xxiv)     Trigger Events

                                Has a Trigger Event Occurred and is
                                 continuing?                                  NO
                        Cumulative Realized Losses as a percentage of
                         the Original Pool Balance                        0.00 %

                        Senior Enhancement Percentage                    18.81 %
                        Senior Specified Enhancement Percentage          40.00 %

Sec. 4.03 (a)(xxv)      60+ Day Delinquent Loans

                                60+ Day Delinquent Loans as a percentage
                                  of the current Pool Balance             1.02 %

Sec. 4.03 (a)(xxvi)     Amount of Funds Collected by Trustee under
                          Yield Maintenance Agreement                       0.00


JPMORGAN           Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.